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                                                                    EXHIBIT 10.7

                                                                [EXECUTION COPY]

THE LIEN OF THE COLLATERAL AGENT IN RESPECT OF THE COLLATERAL GRANTED HEREUNDER AND THE EXERCISE BY THE COLLATERAL AGENT OF ITS RIGHTS HEREUNDER WITH RESPECT TO SUCH COLLATERAL IS SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT REFERRED TO BELOW.

                          TRADEMARK SECURITY AGREEMENT

          This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of July 7, 2003, is made by MORTON'S OF CHICAGO, INC., an Illinois corporation ("DEBTOR"), in favor of THE BANK OF NEW YORK ("BNY"), as collateral agent (together with its successor(s) thereto in such capacity, "COLLATERAL AGENT") for the Trustee and the Noteholders, with reference to the following:

          WHEREAS, Morton's Restaurant Group, Inc., a Delaware corporation ("COMPANY"), certain Subsidiaries of the Company (including Debtor), as guarantors ("Guarantors"), Collateral Agent and BNY, as Trustee ("TRUSTEE"), have entered into an Indenture, dated as of July 7, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "INDENTURE"), pursuant to which Company incurred indebtedness for certain notes (such notes, together with all additional notes and all other notes issued thereunder in exchange for such notes and additional notes, the "NOTES") and Debtor and the other Guarantors have guaranteed the payment of the Notes and the other Obligations thereunder;

          WHEREAS, Company and Wells Fargo Foothill, Inc. (the "LENDER") have entered into that certain Loan and Security Agreement dated as of July 7, 2003 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "LOAN AGREEMENT"), pursuant to which Lender has agreed to make credit extensions to the Company in an initial aggregate principal amount of up to $15,000,000;

          WHEREAS, Collateral Agent, Lender, Company, Debtor and the other Guarantors have entered into that certain Intercreditor and Lien Subordination Agreement, dated as of July 7, 2003 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), which agreement, among other things, sets forth, as between Collateral Agent and Lender, the relative priority of their respective Liens in the Collateral (as defined in the Intercreditor Agreement) and their rights with respect thereto;

          WHEREAS, Debtor desires to secure its Guarantee under the Indenture by granting to Collateral Agent, for its benefit and for the benefit of the Trustee and the Noteholders, security interests in the Trademark Collateral as set forth herein;

          WHEREAS, Debtor has executed that certain Security Agreement of even date herewith, in favor of Collateral Agent (the "SECURITY AGREEMENT"), pursuant to which Debtor has

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granted to Collateral Agent, for the benefit of Collateral Agent, the
Noteholders and the Trustee, security interests in (among other things) all general intangibles of Debtor;

          WHEREAS, Debtor is a Subsidiary of the Company and will benefit from the proceeds of the Notes;

          WHEREAS, in accordance with the terms of the Indenture, Debtor has agreed to execute and deliver this Agreement to Collateral Agent for filing with the PTO and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Collateral Agent's existing security interests in the trademarks and other general intangibles described herein.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Collateral Agent, for the benefit of Collateral Agent, the Noteholders and the Trustee, as follows:

          1. DEFINITIONS; INTERPRETATION.

               (a) CERTAIN DEFINED TERMS. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Security Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "AGREEMENT" has the meaning set forth in the preamble hereto.

          "BNY" has the meaning set forth in the recitals hereto.

          "COLLATERAL AGENT" has the meaning set forth in the preamble hereto.

          "COLLATERAL AGENT'S LIENS" means the Liens granted by Debtor to Collateral Agent under this Agreement or the other Indenture Documents to which Debtor is a party.

          "COMPANY" has the meaning set forth in the recitals hereto.

          "DEBTOR" has the meaning set forth in the preamble hereto.

          "DEFEASANCE" means, with respect to any obligation, the defeasance thereof pursuant to a Legal Defeasance or Covenant Defeasance as described under
SECTION 8.01 of the Indenture.

          "EVENT OF DEFAULT" means any Event of Default under the Indenture.

          "INDENTURE" has the meaning set forth in the recitals hereto.

          "INTERCREDITOR AGREEMENT" has the meaning set forth in the recitals hereto.

          "LENDER" has the meaning set forth in the recitals hereto.

          "LOAN AGREEMENT" has the meaning set forth in the recitals hereto.

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          "NOTES" has the meaning set forth in the recitals hereto.

          "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as such term is defined in the UCC, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "RECORD" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

          "SECURED OBLIGATIONS" means, with respect to Debtor, all liabilities, obligations, or undertakings owing by Debtor to Collateral Agent, Trustee or any Noteholder of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Indenture, this Agreement, or any of the other Indenture Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, indemnities, fees (including attorneys fees), and expenses (including interest, costs, indemnities, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim therefor is allowed) and any and all other amounts which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "SECURITY AGREEMENT" has the meaning set forth in the recitals hereto.

          "TRADEMARK COLLATERAL" and "COLLATERAL" have the meaning assigned to the term "Trademark Collateral" in SECTION 2.

          "TRADEMARKS" has the meaning set forth in SECTION 2.

          "TRUSTEE" has the meaning set forth in the recitals hereto.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          "UNITED STATES" and "U.S." each mean the United States of America.

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          "VOIDABLE TRANSFER" has the meaning set forth in SECTION 19 to this
Agreement.

               (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

                    (i) INTERPRETATION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference in this Agreement or in any of the other Indenture Documents to this Agreement or any of the other Indenture Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth therein). In the event of a direct conflict between the terms and provisions of this Agreement and the Indenture, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Indenture shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Collateral Agent, in each case in respect of the Trademark Collateral, shall not be deemed a conflict with the Indenture. Any reference herein to the payment in full of the Secured Obligations shall mean the payment in full in cash of all Secured Obligations other than contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

          2. SECURITY INTEREST.

               (a) ASSIGNMENT AND GRANT OF SECURITY IN RESPECT OF THE SECURED OBLIGATIONS. To secure the prompt payment and performance of the Secured Obligations, Debtor

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hereby grants, assigns, transfers and conveys to Collateral Agent, for the benefit of Collateral Agent, the Noteholders and the Trustee, a continuing security interest in all of Debtor's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "TRADEMARK COLLATERAL"):

                    (i) all state (including common law) and federal trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Debtor, and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States (but excluding each application to register any trademark, service mark, or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such trademark or service mark) and all extensions or renewals thereof, including without limitation any of the foregoing identified on SCHEDULE A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in Debtor's name or in the name of Collateral Agent for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "TRADEMARKS");

                    (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                    (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of Debtor's business symbolized by the Trademarks or associated therewith; and

                    (iv)  all Proceeds of any and all of the foregoing.

               (b) CONTINUING SECURITY INTEREST. Debtor hereby agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
SECTION 18.

               (c) INCORPORATION INTO SECURITY AGREEMENT. This Agreement shall be fully incorporated into the Security Agreement and all understandings, agreements and provisions contained in the Security Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Security Agreement.

               (d) LICENSES. Debtor may grant licenses of the Trademark Collateral in accordance with the terms of the Indenture and the Security Agreement.

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          3. FURTHER ASSURANCES; APPOINTMENT OF COLLATERAL AGENT AS
ATTORNEY-IN-FACT. Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Collateral Agent any and all documents and instruments, in form and substance reasonably satisfactory to Collateral Agent, and take any and all action, which Collateral Agent may reasonably request from time to time, to perfect and continue the perfection or to maintain the priority of, or provide notice of the security interest in the Trademark Collateral held by Collateral Agent for the benefit of Collateral Agent, the Noteholders and the Trustee and to accomplish the purposes of this Agreement. If Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Collateral Agent in accordance with the foregoing, Collateral Agent shall have the right, in the name of Debtor, or in the name of Collateral Agent or otherwise, without notice to or assent by Debtor, and Debtor hereby irrevocably constitutes and appoints Collateral Agent (and any of Collateral Agent's officers or employees or agents designated by Collateral Agent) as Debtor's true and lawful attorney-in-fact with full power and authority, subject to the terms of the Intercreditor Agreement, (i) to sign the name of Debtor on all or any of such documents or instruments and perform all other acts that Collateral Agent reasonably deems necessary in order to perfect or continue the perfection of, maintain the priority or enforceability of or provide notice of the security interest in the Trademark Collateral held by Collateral Agent for the benefit of Collateral Agent, the Noteholders and the Trustee, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtor, which Collateral Agent may reasonably deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) to execute any and all applications, documents, papers and instruments for Collateral Agent to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this SECTION 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with SECTION 18; PROVIDED that the foregoing power of attorney shall terminate when all of the Secured Obligations have been fully and finally paid and performed in full or the Defeasance thereof shall have been consummated.

          4. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Collateral Agent, in each case to the best of its knowledge, information, and belief, as follows:

               (a) NO OTHER TRADEMARKS. SCHEDULE A sets forth a true and correct list of all of Debtor's existing Trademarks (other than abandoned Trademarks) that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by Debtor.

               (b) TRADEMARKS SUBSISTING. Each of Debtor's Trademarks listed in SCHEDULE A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of Debtor's knowledge, each of the Trademarks set forth on SCHEDULE A is valid and enforceable.

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               (c) OWNERSHIP OF TRADEMARK COLLATERAL; NO VIOLATION. To the best of Debtor's knowledge, (i) Debtor has rights in and/or good and defensible title to the Trademark Collateral listed on SCHEDULE A, (ii) Debtor is the sole and exclusive owner of the Trademark Collateral listed on SCHEDULE A, free and clear of any Liens and rights of others (other than Permitted Liens), including licenses, registered user agreements and covenants by Debtor not to sue third persons, and (iii) with respect to any Trademarks for which Debtor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, Debtor is not in material default of any of its obligations thereunder and, (A) other than the parties to such licenses or licensing agreements, or (B) in the case of any non-exclusive license or license agreement entered into by Debtor or any such licensor regarding such Trademark, the parties to any other such non-exclusive licenses or license agreements entered into by Debtor or any such licensor with any other Person, no other Person has any rights in or to any of the Trademark Collateral. To the best of Debtor's knowledge, the past, present and contemplated future use of the Trademark Collateral by Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person or give any such Person the right to terminate any such right, privilege or license agreement.

               (d) NO INFRINGEMENT. To the best of Debtor's knowledge, (i) no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person, and (ii) the past, present, and contemplated future use of the Trademark Collateral by Debtor has not, does not and will not materially infringe upon or materially violate any right, privilege, or license arrangement of or with any other Person or give such Person the right to terminate any such license arrangement.

               (e) POWERS. Debtor has the unqualified right, power and authority to pledge and to grant to Collateral Agent, for the benefit of Collateral Agent, the Noteholders and the Trustee, security interests in the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

               (f) FILINGS, ETC. Other than the filing of a Uniform Commercial Code financing statement in the jurisdiction in which Debtor is organized, the filing of this Agreement with the PTO and such other consents or approvals that have been obtained and that are still in force and effect, the execution, delivery, and performance by Debtor of this Agreement and the Security Agreement do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority.

               (g) BINDING OBLIGATIONS, ETC. This Agreement and the Security Agreement are the legally valid and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

               (h) PERFECTION OF LIENS. On and after the date hereof, upon the filing of the financing statements and the filing of this Agreement with the PTO, the Collateral Agent's

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Liens in the Trademark Collateral are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

          5. COVENANTS. So long as any of the Secured Obligations remain unsatisfied (other than contingent indemnification obligations) and the Defeasance thereof shall not have been consummated, Debtor agrees: (i) that it will comply in all material respects with all of the covenants, terms and provisions of this Agreement, and (ii) that it will promptly give Collateral Agent written notice of the occurrence of any event that could reasonably be expected to have a material adverse effect on any of the Trademarks and the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which Debtor is a licensee.

          6. FUTURE RIGHTS. For so long as any of the Secured Obligations shall remain outstanding or the Defeasance thereof shall not have been consummated, or, if earlier, until Collateral Agent shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of SECTION 2 shall automatically apply thereto and Debtor shall give to Collateral Agent prompt notice thereof. Debtor shall do all things reasonably deemed necessary by Collateral Agent to ensure the validity, perfection, priority and enforceability of the security interests of Collateral Agent in such future acquired Trademark Collateral. If Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Collateral Agent in connection herewith, Debtor hereby authorizes Collateral Agent to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          7. DUTIES OF COLLATERAL AGENT. Notwithstanding any provision contained in this Agreement, none of Collateral Agent, the Noteholders or the Trustee shall have any duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Debtor or any other Person for any failure to do so or delay in doing so. None of Collateral Agent, the Noteholders or the Trustee shall have any duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral other than the exercise of commercially reasonable behavior in accordance with applicable law.

          8. EVENTS OF DEFAULT. The occurrence of any "Event of Default" under the Indenture shall constitute an Event of Default hereunder.

          9. REMEDIES. From and after the occurrence and during the continuation of an Event of Default, Collateral Agent shall have all rights and remedies available to it under the Indenture and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral. Debtor hereby agrees that such rights and remedies include the right of Collateral Agent as a secured party to sell or otherwise dispose of the Trademark Collateral after the occurrence and during the continuance of an Event of Default,

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pursuant to the UCC. Debtor hereby agrees that Collateral Agent shall at all times have such royalty-free licenses, to the extent permitted by law and the Indenture Documents, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Collateral Agent's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of Debtor in which Collateral Agent has a security interest, including Collateral Agent's rights to sell inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right but shall in no way be obligated to bring suit, or to take such other action as Collateral Agent reasonably deems necessary, in the name of Debtor or Collateral Agent, to enforce or protect any of the Trademark Collateral, in which event Debtor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all documents required by Collateral Agent necessary to such enforcement. To the extent that Collateral Agent shall elect not to bring suit to enforce such Trademark Collateral, Debtor, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation, except to the extent the Trademark Collateral that is the subject of such infringement, misappropriation or violation is not material to the Debtor's business, as determined in the good faith business judgment of the Debtor.

          10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and enforceable by Debtor and Collateral Agent for the benefit of itself, the Trustee and the Noteholders and their respective successors and assigns of each of the parties; PROVIDED, HOWEVER, that neither party may assign this Agreement or any rights or duties hereunder except to the extent permitted under the Indenture.

          11. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered to each party hereto at its address set forth on SCHEDULE B hereto in accordance with the Indenture.

          12. GOVERNING LAW. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER IN RESPECT OF THE TRADEMARK COLLATERAL ARE GOVERNED BY FEDERAL LAW, IN WHICH CASE SUCH CHOICE OF NEW YORK LAW SHALL NOT BE DEEMED TO DEPRIVE COLLATERAL AGENT OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER INDENTURE DOCUMENTS SHALL BE TRIED AND LITIGATED

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ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN THE
CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY TRADEMARK COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH TRADEMARK COLLATERAL OR OTHER PROPERTY MAY BE FOUND. DEBTOR AND COLLATERAL AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

          13. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other Indenture Documents, together with the Schedules hereto and thereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties to this Agreement. No failure on the part of Collateral Agent to exercise, and no delay in exercising any right under this Agreement, any other Indenture Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Indenture Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. Notwithstanding the foregoing, Collateral Agent may reexecute this Agreement or modify, amend or supplement the Schedules hereto as provided in SECTION 6 hereof.

          14. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          15. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

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          16. SECURITY AGREEMENT. Debtor acknowledges that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement and the other Indenture Documents and all such rights and remedies are cumulative.

          17. NO INCONSISTENT REQUIREMENTS. Debtor acknowledges that this Agreement and the other Indenture Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          18. TERMINATION. Upon the payment and performance in full of the Secured Obligations or the Defeasance thereof, this Agreement shall terminate, and Collateral Agent shall execute and deliver such documents and instruments without recourse, representation or warranty and take such further action reasonably requested by Debtor, at Debtor's expense, as Debtor shall reasonably request to evidence termination of the security interest granted by Debtor to Collateral Agent for the benefit of Collateral Agent, the Noteholders and the Trustee hereunder, including cancellation of this Agreement by written notice from Collateral Agent to the PTO.

          19. REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Secured Obligations by Debtor or the transfer by Debtor to Collateral Agent of any property of Debtor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if Collateral Agent is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Collateral Agent is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of Collateral Agent related thereto, the liability of Debtor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

          20. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding:

          (a) Debtor will remain liable under the contracts and agreements included in the Trademark Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

          (b) the exercise by Collateral Agent of any of its rights hereunder will not release Debtor from any of its duties or obligations under any such contracts or agreements included in the Trademark Collateral; and

                                       11
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          (c)  none of Collateral Agent, the Trustee or any Noteholder will have any obligation or liability under any contracts or agreements included in the Trademark Collateral by reason of this Agreement, nor will any such Person be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          21. POSTPONEMENT OF SUBROGATION. Debtor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full of all Secured Obligations or the Defeasance thereof. Any amount paid to Debtor on account of any payment made hereunder prior to the payment in full of all Secured Obligations or the Defeasance thereof shall be held in trust for the benefit of Collateral Agent, the Noteholders and the Trustee and shall immediately be paid to Collateral Agent, to be distributed to the Trustee for application against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Indenture. In furtherance of the foregoing, for so long as any Secured Obligations remain outstanding or the Defeasance thereof shall not have been consummated, Debtor shall refrain from taking any action or commencing any proceeding against Company or any other Guarantor (or any of their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to Collateral Agent, the Trustee or any Noteholder.

          22. SECURITY INTEREST ABSOLUTE. To the maximum extent permitted by law, all rights of Collateral Agent, all security interests hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Indenture Documents;

               (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Indenture Documents, or any other agreement or instrument relating thereto;

               (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

               (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Debtor.

To the maximum extent permitted by law, Debtor hereby waives any right to require Collateral Agent to: (A) proceed against or exhaust any security held from Debtor; or (B) pursue any other remedy in Collateral Agent's power whatsoever.

          23. INTERCREDITOR AGREEMENT.

                                       12
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               (a) The Liens granted hereunder in favor of Collateral Agent for the benefit of itself, the Trustee and the Noteholders in respect of the Trademark Collateral and the exercise of any right related thereto thereby shall be subject, in each case, to the terms of the Intercreditor Agreement.

               (b) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall control.


                            [Signature page follows]

                                       13
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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement, as of the date first above written.

                                        MORTON'S OF CHICAGO, INC.,


                                        By:   /s/ Thomas J. Baldwin
                                           --------------------------
                                        Name:  Thomas J. Baldwin
                                        Title: EVP & CFO

                                        THE BANK OF NEW YORK, AS
                                        COLLATERAL AGENT
                                        By:   /s/ Julie Salovitch-Miller
                                           -----------------------------
                                        Name:  Julie Salovitch-Miller
                                        Title: Vice President